UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2014

DIGITAL REALTY TRUST, INC.

DIGITAL REALTY TRUST, L.P.

(Exact name of registrant as specified in its charter)

Maryland Maryland (State or other jurisdiction of incorporation)	001-32336 000-54023 (Commission File Number)	26-0081711 20-2402955 (I.R.S. Employer Identification No.)

Four Embarcadero Center, Suite 3200 San Francisco, California (Address of principal executive offices)	94111 (Zip Code)

(415) 738-6500 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Digital Realty Trust, Inc.

On March 26, 2014, Digital Realty Trust, Inc., which we refer to as “we,” “us,” or “our,” as the sole general partner of Digital Realty Trust, L.P., which we refer to as the “operating partnership,” executed the Thirteenth Amended and Restated Agreement of Limited Partnership of the operating partnership in connection with our completion of an underwritten public offering of 12,000,000 shares of our 7.375% Series H Cumulative Redeemable Preferred Stock, par value $0.01 per share, or the Series H Preferred Stock, on March 26, 2014, or the Series H Preferred Stock Offering. The Thirteenth Amended and Restated Agreement of Limited Partnership designates and authorizes the issuance to us by the operating partnership of up to 13,800,000 of the operating partnership’s 7.375% Series H Cumulative Redeemable Preferred Units, or the Series H Preferred Units. The Series H Preferred Units have substantially similar rights, preferences and other privileges as the Series H Preferred Stock.

A copy of the Thirteenth Amended and Restated Agreement of Limited Partnership of the operating partnership is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to Exhibit 3.1.

Item 3.02 Unregistered Sales of Equity Securities.

Digital Realty Trust, L.P.

In connection with the closing of the Series H Preferred Stock Offering on March 26, 2014, the operating partnership issued to us 12,000,000 Series H Preferred Units in exchange for our contribution to the operating partnership of the net proceeds from the offering. The Series H Preferred Units have substantially similar rights, preferences and other privileges as the Series H Preferred Stock. The operating partnership issued the Series H Preferred Units to us in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, based on our status as a publicly traded NYSE-listed company with over $9 billion in total consolidated assets and as its majority owner and general partner.

Item 3.03 Material Modifications to Rights of Security Holders.

Digital Realty Trust, Inc.

On March 25, 2014, we filed with the State Department of Assessments and Taxation of Maryland the Articles Supplementary, which we refer to as the Articles Supplementary, to our charter, classifying and designating 13,800,000 of our authorized capital stock as shares of the Series H Preferred Stock. As set forth in the Articles Supplementary, the Series H Preferred Stock ranks, with respect to dividend rights and rights upon our liquidation, dissolution or winding-up, senior to our common stock, par value $0.01 per share, or the Common Stock, and on parity with our 7.000% Series E Cumulative Redeemable Preferred Stock, or the Series E Preferred Stock, our 6.625% Series F Cumulative Redeemable Preferred Stock, or the Series F Preferred Stock, our 5.875% Series G Cumulative Redeemable Preferred Stock, or the Series G Preferred Stock, and any future class or series of our capital stock expressly designated as

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ranking on parity with the Series H Preferred Stock. Holders of Series H Preferred Stock, when and as authorized by our board of directors and declared by us, are entitled to cumulative cash dividends at the rate of 7.375% per annum of the $25.00 liquidation preference per share, equivalent to $1.84375 per annum per share. Dividends are payable quarterly in arrears on or about the last day of March, June, September and December of each year, beginning on June 30, 2014. Dividends will accrue and be cumulative from and including March 26, 2014, the first date on which shares of the Series H Preferred Stock were issued.

If we are liquidated, dissolved or wound up, holders of shares of the Series H Preferred Stock will be entitled to receive a liquidation preference of $25.00 per share, plus any accrued and unpaid dividends, up to but excluding the date of payment, before any payments are made to the holders of our Common Stock or other shares ranking junior to the Series H Preferred Stock as to liquidation rights, none of which exist on the date hereof. The rights of the holders of shares of the Series H Preferred Stock to receive their liquidation preference will be subject to the proportionate rights of each other series or class of our capital stock ranking on parity with the Series H Preferred Stock as to liquidation, including our Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock.

Generally, we may not redeem the Series H Preferred Stock prior to March 26, 2019, except in limited circumstances to preserve our status as a real estate investment trust, and pursuant to the special optional redemption provision described below. On and after March 26, 2019, we may, at our option, redeem the Series H Preferred Stock, in whole or in part, at any time or from time to time, for cash at a redemption price of $25.00 per share, plus any accrued and unpaid dividends up to but excluding the redemption date. In addition, upon the occurrence of a “Change of Control” (as defined below), we may, at our option, redeem the Series H Preferred Stock, in whole or in part within 120 days after the first date on which such Change of Control occurred, by paying $25.00 per share, plus any accrued and unpaid dividends to, but not including, the date of redemption. If, prior to the Change of Control Conversion Date (as defined below), we exercise any of our redemption rights relating to the Series H Preferred Stock (whether the optional redemption right or the special optional redemption right), the holders of Series H Preferred Stock will not have the conversion rights described below.

Upon the occurrence of a “Change of Control” (as defined below), each holder of Series H Preferred Stock will have the right (unless, prior to the Change of Control Conversion Date, we have provided or provide notice of our election to redeem the Series H Preferred Stock) to convert some or all of the Series H Preferred Stock held by such holder on the Change of Control Conversion Date, which we refer to as the Change of Control Conversion Right, into a number of shares of Common Stock per share of Series H Preferred Stock to be converted equal to the lesser of:

•	the quotient obtained by dividing (i) the sum of (x) the $25.00 liquidation preference plus (y) the amount of any accrued and unpaid dividends to, but not including, the Change of Control Conversion Date (unless the Change of Control Conversion Date is after a record date for a Series H Preferred Stock dividend payment and prior to the corresponding Series H Preferred Stock dividend payment date, in which case no additional amount for such accrued and unpaid dividend will be included in this sum) by (ii) the Common Stock Price (as defined below); and

•	0.9632 (i.e., the Share Cap), subject to certain adjustments;

subject, in each case, to provisions for the receipt of alternative consideration, as described in the Articles Supplementary.

The Share Cap is subject to pro rata adjustments for any share splits (including those effected pursuant to a distribution of our Common Stock), subdivisions or combinations (in each case, a “Share Split”) with respect to our Common Stock as described in the Articles Supplementary.

Upon such a conversion, the holders will be limited to a maximum number of shares of our common stock equal to the Share Cap multiplied by the number of shares of Series H Preferred Stock converted. If the Common Stock Price is less than $25.96 (which is approximately 50% of the per-share closing sale price of our common stock reported on the New York Stock Exchange, or the NYSE, on March 18, 2014), subject to adjustment and assuming no exercise of the over-allotment option, the holders will receive a maximum of an aggregate of 11,558,400 shares of our common stock, which may result in the holders receiving a value that is less than the liquidation preference of the Series H Preferred Stock.

If, prior to the Change of Control Conversion Date, we have provided a redemption notice, whether pursuant to our special optional redemption right in connection with a Change of Control or our optional redemption right, holders of Series H Preferred Stock will not have any right to convert the Series H Preferred Stock in connection with the Change of Control Conversion Right and any shares of Series H Preferred Stock selected for redemption that have been tendered for conversion will be redeemed on the related date of redemption instead of converted on the Change of Control Conversion Date.

A “Change of Control” is when, after the original issuance of the Series H Preferred Stock, the following have occurred and are continuing:

•	the acquisition by any person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of our stock entitling that person to exercise more than 50% of the total voting power of all of our stock entitled to vote generally in the election of our directors (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); and

•

following the closing of any transaction referred to in the bullet point above, neither we nor the acquiring or surviving entity has a class of common securities (or American Depositary Receipts representing such securities) listed on the

NYSE, the NYSE MKT LLC, or the NYSE MKT, or the NASDAQ Stock Market, or NASDAQ, or listed or quoted on an exchange or quotation system that is a successor to the NYSE, the NYSE MKT or NASDAQ.

The “Change of Control Conversion Date” is the date the Series H Preferred Stock is to be converted, which will be a business day that is no fewer than 20 days nor more than 35 days after the date on which we provide the required notice of the occurrence of a Change of Control to the holders of Series H Preferred Stock.

The “Common Stock Price” will be (i) if the consideration to be received in the Change of Control by the holders of our Common Stock is solely cash, the amount of cash consideration per share of our Common Stock or (ii) if the consideration to be received in the Change of Control by holders of our Common Stock is other than solely cash (x) the average of the closing sale prices per share of our Common Stock (or, if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) for the ten consecutive trading days immediately preceding, but not including, the effective date of the Change of Control as reported on the principal U.S. securities exchange on which our Common Stock is then traded, or (y) the average of the last quoted bid prices for our Common Stock in the over-the-counter market as reported by Pink Sheets LLC or similar organization for the ten consecutive trading days immediately preceding, but not including, the effective date of the Change of Control, if our Common Stock is not then listed for trading on a U.S. securities exchange.

The foregoing description of the Articles Supplementary is a summary and, as such, does not purport to be complete and is qualified in its entirety by reference to the Articles Supplementary filed with the State Department of Assessments and Taxation of Maryland on March 25, 2014, which Articles Supplementary is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference. A specimen certificate for the Series H Preferred Stock is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Digital Realty Trust, L.P.

On March 26, 2014, we, as the sole general partner of the operating partnership, executed the Thirteenth Amended and Restated Agreement of Limited Partnership of the operating partnership creating the Series H Preferred Units that mirror the rights and preferences of the Series H Preferred Stock described above. At the closing, we contributed the net proceeds of the Series H Preferred Stock Offering to the operating partnership in exchange for 12,000,000 Series H Preferred Units. If shares of Series H Preferred Stock are converted into shares of our Common Stock, the operating partnership will convert an equal number of Series H Preferred Units into units of common partnership interest in the operating partnership, and if shares of Series H Preferred Stock are converted into consideration other than shares of our Common Stock, the operating partnership will retire an equal number of Series H Preferred Units. The terms of conversion of the Series H Preferred Stock are described above under this Item 3.03. A complete description of the Series H Preferred Units is contained in the Thirteenth Amended and Restated Agreement of Limited Partnership of the operating partnership filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Digital Realty Trust, Inc.

On March 25, 2014, we filed the Articles Supplementary with the State Department of Assessments and Taxation of Maryland designating the powers, preferences and privileges of the Series H Preferred Stock. The Articles Supplementary were effective upon filing. The information about the Articles Supplementary under Item 3.03 of this Current Report on Form 8-K, including the summary description of the powers, preferences and privileges of the Series H Preferred Stock, is incorporated herein by reference. A copy of the Articles Supplementary is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference. A specimen certificate for the Series H Preferred Stock is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Digital Realty Trust, L.P.

Effective March 26, 2014, we, as the sole general partner of the operating partnership, executed the Thirteenth Amended and Restated Agreement of Limited Partnership of the operating partnership designating the powers, preferences and privileges of the Series H Preferred Units. The information about the Thirteenth Amended and Restated Agreement of Limited Partnership of the operating partnership under Items 1.01 and 3.03 of this Current Report on Form 8-K, including the summary description of the powers, preferences and privileges of the Series H Preferred Units, is incorporated herein by reference. A copy of the Thirteenth Amended and Restated Agreement of Limited Partnership of the operating partnership is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

On March 26, 2014, we completed an underwritten public offering of 12,000,000 shares of the Series H Preferred Stock, for net proceeds of approximately $289.4 million after deducting the underwriting discount and other estimated expenses payable by us. In connection with the issuance and sale of the Series H Preferred Stock, we entered into an underwriting agreement, or the Underwriting Agreement, dated March 19, 2014, among us, Digital Realty Trust, L.P. and Merrill Lynch, Pierce, Fenner and Smith Incorporated, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein. A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The offering of the Series H Preferred Stock was made pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission on April 23, 2012 (Registration Nos. 333-180886 and 333-180886-01), a base prospectus, dated April 23, 2012, included as part of the registration statement, and a prospectus supplement, dated March 19, 2014, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended. In connection with the filing of the prospectus supplement, we are filing as Exhibit 5.1 to this Current Report on Form 8-K an opinion of our counsel, Venable LLP, regarding certain Maryland law issues regarding the Series H Preferred Stock.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated March 19, 2014, among Digital Realty Trust, Inc., Digital Realty Trust, L.P. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

3.1	Thirteenth Amended and Restated Agreement of Limited Partnership of Digital Realty Trust, L.P.

3.2	Articles Supplementary designating Digital Realty Trust, Inc.’s 7.375% Series H Cumulative Redeemable Preferred Stock.

4.1	Specimen Certificate for Digital Realty Trust, Inc.’s 7.375% Series H Cumulative Redeemable Preferred Stock (incorporated by reference to Digital Realty Trust, Inc.’s Registration Statement on Form 8-A filed on March 21, 2014).

5.1	Opinion of Venable LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: March 26, 2014

Digital Realty Trust, Inc.

By:	/s/ Joshua A. Mills
Joshua A. Mills Senior Vice President, General Counsel and Assistant Secretary

Digital Realty Trust, L.P.

By:	Digital Realty Trust, Inc. Its general partner

By:	/s/ Joshua A. Mills
Joshua A. Mills Senior Vice President, General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated March 19, 2014, among Digital Realty Trust, Inc., Digital Realty Trust, L.P. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

3.1	Thirteenth Amended and Restated Agreement of Limited Partnership of Digital Realty Trust, L.P.

3.2	Articles Supplementary designating Digital Realty Trust, Inc.’s 7.375% Series H Cumulative Redeemable Preferred Stock.

4.1	Specimen Certificate for Digital Realty Trust, Inc.’s 7.375% Series H Cumulative Redeemable Preferred Stock (incorporated by reference to Digital Realty Trust, Inc.’s Registration Statement on Form 8-A filed on March 21, 2014).

5.1	Opinion of Venable LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1).